© Mercury Systems, Inc. FIRST QUARTER FISCAL YEAR 2024 FINANCIAL RESULTS Bill Ballhaus President and CEO David Farnsworth Executive Vice President and CFO November 7, 2023, 5:00 pm ET Webcast login at www.mrcy.com/investor Webcast replay available by 7:00 p.m. ET November 7, 2023

© Mercury Systems, Inc.2 Does not contain Technical Data. //Mercury Proprietary/No Tech Data// Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the Company's focus on enhanced execution of the Company's strategic plan under a refreshed Board and leadership team . You can identify these statements by the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of any U.S. federal government shutdown or extended continuing resolution, effects of geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in or cost increases related to completing development, engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. government’s interpretation of, federal export control or procurement rules and regulations, changes in, or in the interpretation or enforcement of, environmental rules and regulations, market acceptance of the Company's products, shortages in or delays in receiving components, supply chain delays or volatility for critical components such as semiconductors, production delays or unanticipated expenses including due to quality issues or manufacturing execution issues, failure to achieve or maintain manufacturing quality certifications, such as AS9100, the impact of the COVID pandemic and supply chain disruption, inflation and labor shortages, among other things, on program execution and the resulting effect on customer satisfaction, inability to fully realize the expected benefits from acquisitions, restructurings, and execution excellence initiatives or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, effects of shareholder activism, increases in interest rates, changes to industrial security and cyber-security regulations and requirements and impacts from any cyber or insider threat events, changes in tax rates or tax regulations, such as the deductibility of internal research and development, changes to interest rate swaps or other cash flow hedging arrangements, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, which difficulties may be impacted by the termination of the Company’s announced strategic review initiative, unanticipated challenges with the transition of the Company’s Chief Executive Officer and Chief Financial Officer roles, including any dispute arising with the former CEO over his resignation, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2023 and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income, adjusted EPS, free cash flow, organic revenue and acquired revenue, which are non-GAAP financial measures. Adjusted EBITDA, adjusted income, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, these non-GAAP measures should not be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto.

© Mercury Systems, Inc.3 Does not contain Technical Data. //Mercury Proprietary/No Tech Data// Today’s Call  Opening remarks on Business and Results  Priorities and Focus Areas  FY24 Outlook and Longer-Term Expectations  Q1 FY24 Financial Results and Guidance  Q&A

© Mercury Systems, Inc.4 Does not contain Technical Data. //Mercury Proprietary/No Tech Data// Business and Results  Deepened understanding of underlying business opportunities and challenges  Confident in strategic positioning, business model, and outlook  Near term, we are addressing two transitory dynamics: • Transitioning high development program mix to predictable production programs • Converting increased working capital to significant free cash flow  Challenges resolvable, within our control, will take time

© Mercury Systems, Inc.5 Does not contain Technical Data. //Mercury Proprietary/No Tech Data// Transitioning high development program mix to production  Increased development program mix impacting near term P&L  Margin pressure from 1000bp lower development program gross margins on average  Cost growth impact on subset of development programs pressuring margins further  Working capital buildup as programs progress toward completion and billing milestones  Follow-on production contract delays tied to completion of development activities  Development programs positive leading indicator of organic growth

© Mercury Systems, Inc.6 Does not contain Technical Data. //Mercury Proprietary/No Tech Data// Working capital to significant free cash flow  Increased unbilled receivables on large, long-standing contracts driving higher working capital  Addressing working capital buildup with shift to hardware delivery, improved material timing • Hardware completion will consume operational capacity, near-term P&L pressure • Revenue timing shifts as we better align material timing with hardware delivery, cash milestones  Efforts underway will improve long-term working capital posture

© Mercury Systems, Inc.7 Does not contain Technical Data. //Mercury Proprietary/No Tech Data// Our Four Focus Areas  Enhancing execution to deliver predictable performance  Building a thriving organic growth engine  Addressing our cost structure to improve margin expansion  Driving free cash flow release and improved conversion

© Mercury Systems, Inc.8 Does not contain Technical Data. //Mercury Proprietary/No Tech Data// 14% 22% Mid- 20% 6% (2% ) 2% 2% +++ FY23 Adj. EBITDA and Margin Impact of Challenged Programs 100% Annual Incentive Plan Payout Annualized Cost Actions Program Mix Shift to Production Illustrative Adj. EBITDA and Margin Other Actions Potential Adj. EBITDA Margin We Have Confidence in Our Business Model  Execution improvement  IRAD efficiency  Operating leverage Clear path to restore core profitability on current revenue base Focus on enhanced execution $132 $56 (In $ millions, except percentage data1) ($22) $19 $210 Note (1) Rounded amounts used. $24

Transitioning to a more cash-efficient operational posture

- Focused on delivering hardware and transitioning to a more cash-efficient approach to reduce working capital
- This approach will reduce unbilled receivables but result in lower over-time revenue in the near term
- Expecting inventory to decline in line with completion of development programs and receipt of follow-on production awards

Point in Time vs. Overtime Revenue
(In $ millions)[1]



$227.6
$143.3
$84.3
$181.0
$104.7
$76.3
Q1'23
Q1'24
Point in time
Over time

Note
(1) Rounded amounts used.

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© Mercury Systems, Inc.10 Does not contain Technical Data. //Mercury Proprietary/No Tech Data// Expectations for FY24 and Beyond  Reiterate FY24 guidance based on current view on bookings, product delivery timing, and factory capacity allocation  Confident in our strategic positioning, business model and ability to deliver growth with expanding margins and attractive free cash flow  Expect variability in timing as we address transients, anticipate benefit in H2 FY24  Actions unlock growth, continued margin expansion as we exit the year

Q1 FY24 vs. Q1 FY23

In $ millions, except percentage and per share data	Q1 FY24[3]	Q1 FY23[3]	CHANGE
Bookings Book-to-Bill	$191.5 1.06	$266.9 1.17	(28%)
Backlog 12-Month Backlog	$1,150.4 732.8	$1,077.0 694.6	7%
Revenue Organic Revenue Decline[1][2]	$181.0 (20%)	$227.6 (4%)	(20%)
Gross Margin	27.9%	34.3%	(6.4) bps
Operating Expenses Selling, General & Administrative Research & Development Amortization/Restructuring/Acquisition	$90.7 35.8 31.9 23.1	$85.3 38.9 27.8 18.6	6%
GAAP Net Loss	($36.7)	($14.3)	N.A.
GAAP Loss Per Share Weighted Average Diluted Shares	($0.64) 57.1	($0.26) 55.9	N.A.
Adjusted EPS[2]	($0.24)	$0.24	N.A.
Adj. EBITDA[2] % of revenue	$2.0 1.1%	$31.2 13.7%	(94%)
Operating Cash Flow	($39.1)	($66.0)	N.A.
Free Cash Flow[2] % of Adjusted EBITDA	($47.1) N.A.	($73.4) N.A.	N.A.

Notes

(1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities' acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods.

(2) Non-GAAP, see reconciliation table.

(3) All references in this presentation to the first quarter of fiscal 2024 and full fiscal 2024 are to the quarter ended September 29, 2023 and the 52-week period ending June 28, 2024. All references to the first quarter of fiscal 2023 and full fiscal 2023 are to the quarter ended September 30, 2022 and the 52-week period ended June 30, 2023.

(4) For the first quarter ended September 29, 2023, the Company calculated the U.S. income tax benefit using the discrete method as though the three-month period was the annual period as this was more appropriate given the facts and circumstances. The Company determined that the application of the estimated annual effective tax rate ("AETR") method generally required by ASC 740 is impractical given that normal deviations in the projected close to break-even pre-tax net income (loss) could result in a disproportionate and unreliable effective tax rate under the AETR method.

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© Mercury Systems, Inc.12 Does not contain Technical Data. //Mercury Proprietary/No Tech Data// Balance sheet As of (In $ millions)(1) 9/30/22 12/30/22 3/31/23 6/30/23 9/29/23 ASSETS Cash & cash equivalents $52.0 $76.9 $64.4 $71.6 $89.4 Accounts receivable, net 494.7 479.3 502.3 507.3 480.0 Inventory, net 287.6 312.0 342.8 337.2 363.0 PP&E, net 125.9 122.0 119.5 119.6 117.2 Goodwill and intangibles, net 1,274.9 1,261.5 1,248.7 1,236.1 1,223.6 Other 114.0 96.2 106.2 119.6 127.6 TOTAL ASSETS $2,349.0 $2,348.0 $2,383.9 $2,391.4 $2,400.8 LIABILITIES AND S/E AP and accrued expenses $158.8 $167.5 $170.4 $162.8 $147.2 Other liabilities 139.8 124.8 141.1 150.4 136.3 Debt 511.5 511.5 511.5 511.5 576.5 Total liabilities 810.1 803.9 823.0 824.7 860.0 Stockholders’ equity 1,538.9 1,544.1 1,560.9 1,566.7 1,540.8 TOTAL LIABILITIES AND S/E $2,349.0 $2,348.0 $2,383.9 $2,391.4 $2,400.8 Notes (1) Rounded amounts used.

© Mercury Systems, Inc.13 Does not contain Technical Data. //Mercury Proprietary/No Tech Data// Cash flow summary For the Fiscal Quarters Ended (In $ millions)(1) 9/30/22 12/30/22 3/31/23 6/30/23 9/29/23 Net (Loss) Income ($14.3) ($10.9) $5.2 ($8.2) ($36.7) Depreciation and amortization 23.7 27.2 23.9 22.5 22.7 Other non-cash items, net 8.8 (8.2) 2.6 (20.2) (3.7) Cash settlement for termination of interest rate swap 6.0 - - - 7.4 Changes in Operating Assets and Liabilities Accounts receivable, unbilled receivables, and costs in excess of billings (47.3) 16.4 (22.8) (5.0) 27.0 Inventory (18.4) (21.8) (29.8) 6.0 (27.6) Accounts payable and accrued expenses (17.8) (11.0) 17.0 (5.0) (13.0) Other (6.7) 43.7 0.7 22.6 (15.2) (90.2) 27.3 (34.9) 18.6 (28.8) Operating Cash Flow (66.0) 35.4 (3.2) 12.6 (39.1) Capital expenditures (7.3) (13.2) (9.4) (8.8) (8.0) Free Cash Flow(2) ($73.4) $22.2 ($12.7) $3.8 ($47.1) Free Cash Flow(2) / Adjusted EBITDA(2) N.A. 62% N.A. 17% N.A. Free Cash Flow(2) / GAAP Net (Loss) Income N.A. N.A. N.A. N.A. N.A. Notes (1) Rounded amounts used. (2) Non-GAAP, see reconciliation table.

© Mercury Systems, Inc.14 Does not contain Technical Data. //Mercury Proprietary/No Tech Data// FY24 annual guidance In $ millions, except percentage and per share data FY23(1) FY24(2)(5) CHANGE Revenue $973.9 $950.0 - $1,000.0 (2%) - 3% GAAP Net (Loss) Income ($28.3) ($15.9) – $3.8 N.A. GAAP (Loss) Earnings Per Share ($0.50) ($0.28) - $0.07 N.A. Weighted-average diluted shares outstanding 56.6 57.7 Adjusted EPS(4) $1.00 $1.19 - $1.54 19% - 54% Adj. EBITDA(4) % of revenue $132.3 13.6% $160.0 - $185.0 16.8% - 18.5% 21% - 40% Notes (1) FY23 figures are as reported in the Company’s earnings release dated August 15, 2023. (2) The guidance included herein is from the Company’s earnings release dated November 7, 2023. (3) The effective tax rate in the guidance included herein excludes discrete items. (4) Non-GAAP, see reconciliation table. (5) All references in this presentation to the full fiscal 2023 are to the 52-week period ended June 30, 2023, and to the full fiscal 2024 are to the 52-week period ending June 28, 2024.

15 APPENDIX

Adjusted EPS reconciliation

(In thousands, except per share data)[2]	Q1 FY23	Q1 FY24	LTM Q1 FY23	LTM Q1 FY24	FY24[2][4] Low	FY24[2][4] High
(Loss) earnings per share[1]	**$ (0.26)**	**$ (0.64)**	**$ 0.06**	**$ (0.88)**	**$ (0.28)**	**$ 0.07**
Net (loss) income	**$ (14,335)**	**$ (36,708)**	**$ 4,080**	**$ (50,708)**	**$ (15,900)**	**$ 3,800**
Other non-operating adjustments, net	1,797	731	4,312	(2,655)	-	-
Amortization of intangible assets	14,574	12,547	61,107	51,525	47,600	47,600
Restructuring and other charges	1,508	9,546	16,679	15,019	9,500	9,500
Impairment of long-lived assets	-	-	-	-	-	-
Acquisition, financing and other third party costs	2,864	1,332	13,839	8,487	3,100	3,100
Fair value adjustments from purchase accounting	(176)	177	(524)	709	700	700
Litigation and settlement expense (income), net	1,305	503	2,837	(307)	500	500
COVID related expenses	61	-	567	6	-	-
Stock-based and other non-cash compensation expense	10,940	8,951	39,826	41,042	48,300	48,300
Impact to income taxes[3]	(5,191)	(10,758)	(29,671)	(33,343)	(24,500)	(24,200)
Adjusted income (loss)	**$ 13,347**	**$ (13,679)**	**$ 113,052**	**$ 29,775**	**$ 69,300**	**$ 89,300**
Adjusted earnings (loss) per share[1][5]	**$ 0.24**	**$ (0.24)**	**$ 2.01**	**$ 0.53**	**$ 1.19**	**$ 1.54**
Weighted-average shares outstanding:						
Basic	55,931	57,105			57,700	57,700
Diluted	56,347	57,105			58,000	58,000

Notes
(1) Per share information is presented on a fully diluted basis.
(2) Rounded amounts used.
(3) Impact to income taxes is calculated by recasting income before income taxes to include the items involved in determining adjusted income and recalculating the income tax provision using this adjusted income from operations before income taxes. The recalculation also adjusts for any discrete tax expense or benefit related to the items.
(4) All references in this presentation to the first quarter of fiscal 2024 and full fiscal 2024 are to the quarter ended September 29, 2023 and the 52-week period ending June 28, 2024. All references to the first quarter of fiscal 2023 and full fiscal 2023 are to the quarter ended September 30, 2022 and the 52-week period ended June 30, 2023.
(5) Earnings per share and Adjusted earnings per share is calculated using diluted shares whereas loss per share and adjusted loss per share is calculated using basic shares. There was a $0.01 impact to the calculation of adjusted earnings per share as a result of this for the first quarter ended September 30, 2022. There was a $0.01 impact to the calculation of the low-end of adjusted earnings per share forward-looking guidance as a result of this for the fiscal year ending June 28, 2024.

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Adjusted EBITDA reconciliation

(In thousands)[(1)(2)]	Q1 FY23	Q1 FY24	LTM Q1 FY23	LTM Q1 FY24	FY24[(1)(2)] Low	FY24[(1)(2)] High
Net (loss) income	**$ (14,335)**	**$ (36,708)**	**$ 4,080**	**$ (50,708)**	**$ (15,900)**	**$ 3,800**
Other non-operating adjustments, net	1,797	731	4,312	(2,655)	-	-
Interest expense, net	4,518	7,760	9,595	27,348	31,600	31,600
Income tax (benefit) provision	(1,022)	(13,027)	6,539	(32,212)	(7,400)	(2,200)
Depreciation	9,127	10,145	34,521	44,795	42,000	42,000
Amortization of intangible assets	14,574	12,547	61,107	51,525	47,600	47,600
Restructuring and other charges	1,508	9,546	16,679	15,019	9,500	9,500
Impairment of long-lived assets	-	-	-	-	-	-
Acquisition, financing and other third party costs	2,864	1,332	13,839	8,487	3,100	3,100
Fair value adjustments from purchase accounting	(176)	177	(524)	709	700	700
Litigation and settlement expense (income), net	1,305	503	2,837	(307)	500	500
COVID related expenses	61	-	567	6	-	-
Stock-based and other non-cash compensation expense	10,940	8,951	39,826	41,042	48,300	48,300
Adjusted EBITDA	**$ 31,161**	**$ 1,957**	**$ 193,378**	**$ 103,049**	**$ 160,000**	**$ 185,000**

Notes

1. Rounded amounts used.
2. All references in this presentation to the first quarter of fiscal 2024 and full fiscal 2024 are to the quarter ended September 29, 2023 and the 52-week period ending June 28, 2024. All references to the first quarter of fiscal 2023 and full fiscal 2023 are to the quarter ended September 30, 2022 and the 52-week period ended June 30, 2023.

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© Mercury Systems, Inc.18 Does not contain Technical Data. //Mercury Proprietary/No Tech Data// Free cash flow reconciliation Organic revenue reconciliation Notes (1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities’ acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods. (In thousands) Q1 FY23 Q1 FY24 LTM Q1 FY23 LTM Q1 FY24 Cash (used in) provided by operating $ (66,039) $ (39,068) $ (82,902) $ 5,717 Purchases of property and equipment (7,328) (8,015) (29,607) (39,483) Free cash flow (73,367)$ (47,083)$ (112,509)$ (33,766)$ (In thousands) Q1 FY23 Q1 FY24 LTM Q1 FY23 LTM Q1 FY24 Organic revenue (1) $ 227,579 $ 180,705 984,719$ 913,738$ Acquired revenue - - 6,044 13,270 Net revenues 227,579$ 180,705$ 990,763$ 927,008$